Franklin Bank

The Franklin Family of Community Banks[SM]

NASDAQ: FBTX

Investor Presentation

3rd Quarter 2007

Forward-Looking

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives, expectations, and strategies, and the results of our operations and our business.  However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution listeners and readers of this presentation not to place undue reliance on these forward-looking statements because the statements are influenced by factors such as interest rates and the effect of competition that could cause the Company’s actual results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors including fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive.  When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. These factors are discussed in more detail in Franklin Bank Corp.'s Annual Report on Form 10-K for the year ended December 31, 2006.

Agenda

History / Overview

Business Drivers

Business Segments

Banking

Mortgage Banking

Mergers and Acquisitions

Financial Results

History / Overview

Franklin Bank Corp. is 5 years old!

Franklin Bank Corp. began operations in April 2002.

Franklin Bank Corp. began trading its common stock on the
NASDAQ in December 2003 under the ticker symbol FBTX.

Franklin Bank Corp. raised additional capital through a preferred stock offering trading on the AMEX under the ticker symbol FBK-P.

Why is Franklin different?

            We are developing The Franklin Family of Community Banks
outside the major metropolitan areas in Texas.  The bank is
supported by lending production.  We aim to be a low cost producer, provide high-quality customer service and an excellent return to our investors.

Franklin Bank Today

Scarcity value…one of 9 Texas-based banks

Total Assets: $5.5 billion at 6/30/2007

Common Stock Ticker Symbol: FBTX – NASDAQ

Institutions 82%

Management and Directors 10%

Preferred Stock Ticker Symbol: FBK-P - AMEX

Franklin continues to transform…

            Into a commercial bank based in the communities outside the major metropolitan areas of Texas.

$2,174,964
$1,861,003
$1,885,744
$1,154,158
$646,092
$282,816
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
12/31/2003
12/31/2004
12/31/2005
12/31/2006
6/30/2007
6/30/2007
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Franklin Bank

Balance Sheet Repositioning Continues

$’s are in thousands

Management Team

Executive Vice President & Chief Credit Officer

Max Epperson

Executive Vice President & Managing Director of East Texas

Kelley Lee

Executive Vice President & Chief Financial Officer

Russell McCann

Executive Vice President & Managing Director - Administration

Glenn Mealey

Executive Vice President & Chief Information Officer

Jan Scofield

Executive Vice President & General Counsel

David Jones

Executive Vice President & Managing Director - Commercial
Lending

Michael Davitt

Executive Vice President & Managing Director - Mortgage
Banking

Dan Cooper

President of Franklin Bank S.S.B. & Chief Operating Officer

Andy Black

Chief Executive Officer & President of Franklin Bank Corp.

Anthony Nocella

Board of Directors

William Rhodes

Alan Master

David Golush

Anthony Nocella, Chief Executive Officer & President

John Selman

Robert Perro

James Howard

Lawrence Chimerine

Lewis Ranieri, Chairman of the Board

Business Drivers

Business Drivers

Increase commercial loans

Increase community banking deposits

Increase non-interest income

Improve operating expense ratio

Strive to have an efficiency ratio of 50%

Banking

Banking

            Franklin offers Community Banking in Texas through 45 community banking offices and Commercial Lending nationwide through 8
commercial lending offices.

Community Banking

            Provide “big city” banking to the small towns outside the major metropolitan cities in Texas.

OKLAHOMA
Oklahoma City
Albuquerque
Amarillo
Little Rock
UNITED STATES
ARKANSAS
NEW MEXICO
Lubbock
Wichita Falls
Fort Worth
Abilene
Dallas
TEXAS
Waco
LOUISIANA
Ciudad Juárez
Austin
Beaumont
Houston
San Antonio
CHIHUAHUA
Acuña
Piedras Negras
Chihuahua
COAHUILA
Cuauhtémoc
MEXICO
Laredo
Corpus Christi
Gulf of
Hidalgo del
Copyright © and (P) 1988–2006 Microsoft Corporation and/or its suppliers. All rights reserved. Portions © 1990–2005 InstallShield Software Corporation. All rights reserved. Certain mapping and direction data © 2005 NAVTEQ. All rights reserved. NAVTEQ and NAVTEQ ON BOARD are trademarks of NAVTEQ. © 2005 Tele Atlas North America, Inc. All rights reserved. Tele Atlas and Tele Atlas North America are trademarks of Tele Atlas, Inc.
NUEVO LEÓN
McAllen

Franklin Bank

Creating a franchise

  Community Banking Offices (45)

  Corporate Headquarters

$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$720,704
$1,252,915
$1,440,714
$1,451,213
$1,963,503
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007

Franklin Bank

Community bank deposits
continue to increase

$’s are in thousands

Vancouver
SASKATCHEWAN
CANADA
MAN.
QUÉBEC
Seattle
WASH.
Portland
MONT.
N. DAK.
MINNESOTA
Lake Superior
ONTARIO
Montréal
Ottawa
OREGON
IDAHO
Lake Huron
Toronto
WIS.
MICHIGAN
WYOMING
S. DAK.
Chicago
New York
Philadelphia
NEBR.
NEVADA
CALIF.
UNITED STATES
IND.
Columbus
Washington, D.C.
Denver
Indianapolis
UTAH
COLO.
KANSAS
Las Vegas
ILL.
KY.
MO.
Nashville
Charlotte
Los Angeles
N. MEX.
Oklahoma City
ARK.
S.C.
Phoenix
Memphis
OKLA.
Tijuana
Tucson
Dallas
MISS.
ALA.
GA.
Atlantic Ocean
Pacific Ocean
Ciudad Juárez
San Antonio
LOUISIANA
Jacksonville
Chihuahua
Houston
TEXAS
FLA.
MEXICO
Gulf of Mexico
CUBA
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Franklin Bank

Nationwide Lending Platform

Corporate Headquarters

  Community Banking Offices (45)

  Regional Commercial Lending Offices (8)

148,806
8%
129,214
7%
411,174
21%
1,269,742
64%
Commercial Real Estate
Builder Lines
Mortgage Banker Finance
Other

Franklin Bank

Breakdown of Commercial Lending

$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$590,916
$1,061,649
$1,750,701
$1,753,875
$1,958,691
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007

Franklin Bank

Commercial loans continue to grow

$’s are in thousands

Mortgage Banking

What is our mortgage business?

Only 20% of total net income is contributed by Mortgage Banking

Currently amortizing off approximately $30-40 million per month of single family loans

Tightening of product guidelines in secondary market causes lower originations

Characteristics of the Placeholder…

De minimus sub-prime

Average FICO of 711

Average loan-to-value of 72%

No negative amortization or pay-option ARM loans

Mergers and Acquisitions

Completed 10 acquisitions

$ 1,711.5 MM

$1,586.4 MM

TOTALS

$    471.0 MM

$  516.0 MM

May-07

First National Bank of Bryan (FNB)

$     43.0 MM

$     3.7 MM

Dec-06

Branch Acquisition

$   274.7 MM

$    12.6 MM

Dec-05

Branch Acquisition

$     73.7 MM

$    83.7MM

Jul-05

Elgin Bank of Texas

$   184.9 MM

$  208.8MM

May-05

First National Bank of Athens

$     96.7 MM

$  108.1MM

Dec-04

Cedar Creek Bank

$     36.3 MM

$    40.6MM

Feb-04

Lost Pines National Bank

$   399.8 MM

$  468.0MM

Dec-03

Jacksonville Savings Bank

$     72.9 MM

$    83.6MM

Apr-03

Highland Lakes Bank

$     58.5 MM

$    61.3MM

Apr-02

Franklin Bank

Deposits

Assets

Acquisition Date

Name

First National Bank of Bryan Profile

6 banking offices that provided approximately:

$516 million in assets

$388 million in community banking / commercial loans

$471 million in community banking deposits

Closed on May 8, 2007

Integrated technology and operations in 3rd quarter

Cost saves will be 60% realized by the end of the 4th qtr. 2007

Community Banking Acquisitions

Focus on growing within Texas communities with the following characteristics:

Outside large metropolitan areas

Significant market share

High growth

Less Competition

Community Banking Acquisitions

Price correctly

Make acquisitions that are profitable for Franklin and its
shareholders

Accretive within the first year

Focus on an IRR of 15-20%

No reduction in Tangible Common Equity

Financial Results

$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$4,471,252
$5,537,367
$4,852,800
$5,545,765
12/31/2003
12/31/2004
12/31/2005
12/31/2006
3/31/2007
6/30/2007

Franklin Bank

Assets

$’s are in thousands

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
1.80%
5.20%
3.30%
11.20%
78.40%
2.50%
5.70%
4.70%
17.70%
69.40%
2.40%
4.10%
7.80%
25.80%
59.90%
5.10%
4.90%
11.50%
30.10%
48.40%
Consumer
Commercial
CRE
Builder lines
Single family

Loan Composition

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
2.30%
2.40%
6.40%
11.70%
24.80%
52.40%
5.20%
3.70%
5.90%
16.80%
21.90%
46.50%
3.00%
3.30%
5.30%
17.50%
24.10%
46.80%
4.20%
6.30%
8.80%
22.00%
17.20%
41.50%
Checking
Non-interest Bearing
MMkt & Savings
CD's
Wholesale CD's
FHLB

Franklin Bank

Funding Mix

Earnings are expected to be…

$1.22  -  $1.26 per diluted share

2007

$0.34 -  $0.36

4th Qtr. -

$0.32 -  $0.34

3rd Qtr. -

$0.30 (actual)

2nd Qtr. -

$0.26 (actual)

1st Qtr. -

We expect to….

Have our future growth come from commercial and consumer loans.

Increase its tangible book equity ratio to approximately 4.5% over the next 12 months and after that plateau move goal to 5.0%.

Have net earnings from the banking segment to be approximately
80% for 2007 compared with 60% last year.

Continue to strive for a 50% efficiency ratio.

Attractive markets and solid economics across Texas

Stable and improving core funding base

Improving loan portfolio mix

Expanding net yield on earning assets

Low risk balance sheet with minimal sub prime exposure
and

Improving operating leverage

Why Franklin Bank?

Thank you for your interest

in Franklin Bank (FBTX)!

www.bankfranklin.com